                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):    September 18, 2000
                                                      ---------------------




                   Bear Stearns Asset Backed Securities, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)




      Delaware                     333-43278                  13-3836437
--------------------------------------------------------------------------------
   (State or other                (Commission                (IRS Employer
   jurisdiction of                File Number)             Identification No.)
    incorporation)




            245 Park Avenue
             New York, NY                                       10167
--------------------------------------------------------------------------------
  (Address of principal executive offices)                      Zip Code



           Registrant's telephone, including area code: (212) 272-4095



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)





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ITEM 5.  Other Events

Filing of Computational Materials

         In connection with the proposed offering of the Bear Stearns Asset Backed Securities, Inc., Irwin Home Equity Loan Trust 2000-1, Home Equity Loan-Backed Term Notes, Series 2000-1 (the "Notes"), Bear, Stearns & Co. Inc., as the underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean the Series 2000-1 term sheet, computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.





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ITEM 7.   Financial Statements and Exhibits

          (a)     Not applicable.

          (b)     Not applicable.

          (c)     Exhibits:

                  99.1 The Irwin Home Equity Loan Trust 2000-1 Computational Materials, filed on Form 8-K dated September 18, 2000




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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BEAR STEARNS ASSET BACKED
                                         SECURITIES, INC.

Date:  September 18, 2000

                                         By: /s/ Jonathan Lieberman
                                            ------------------------------------
                                         Name:   Jonathan Lieberman
                                         Title:  Vice President







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                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------

(99.1)               The Irwin Home Equity Loan                         P
                     Trust 2000-1 Computational
                     Materials, filed on Form 8-K dated
                     September 18, 2000








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